Exhibit 10.9

SEVENTH AMENDMENT
TO
AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT
THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this "Amendment"), is dated as of March 18, 2016 (the “Effective Date”), by and among First States Investors 6000A, L.P. (“6000A Seller”), First States Investors 6000B, L.P. (“6000B Seller”), First States Investors 6000C, L.P. (“6000C Seller”) and First States Investors 6000D, L.P. (“6000D Seller”, and together with 6000A Seller, 6000B Seller and 6000C Seller, each, individually, and collectively “Seller”) and PONTUS VAULT PORTFOLIO, LLC, a Delaware limited liability company (“Purchaser”).
W I T N E S S E T H :
WHEREAS, Seller and Pontus Net Lease Advisors, LLC, a Delaware limited liability company (“Original Purchaser”), entered into that certain Amended and Restated Purchase and Sale Agreement, dated as of October 21, 2015 (the "Original Agreement");
WHEREAS, Seller and Original Purchaser amended the Original Agreement pursuant to that certain First Amendment to Amended and Restated Purchase and Sale Agreement, dated as of December 4, 2015 (the “First Amendment”);
WHEREAS, Seller and Original Purchaser further amended the Original Agreement pursuant to that certain Second Amendment to Amended and Restated Purchase and Sale Agreement, dated as of January 8, 2016 (the “Second Amendment”);
WHEREAS, Seller and Original Purchaser further amended the Original Agreement pursuant to that certain Third Amendment to Amended and Restated Purchase and Sale Agreement, dated as of February 19, 2016 and effective February 9, 2016 (the “Third Amendment”; the Original Agreement, as amended by the First Amendment, Second Amendment and Third Amendment, hereinafter referred to herein as the “Amended Agreement”);
WHEREAS, Original Purchaser assigned all of Original Purchaser’s right, title and interest in the Assigned Agreement to Purchaser pursuant to that certain Assignment and Assumption of Amended and Restated Purchase and Sale Agreement dated as of February 29, 2016 (the Amended Agreement, as so assigned, the “Assigned Agreement”);
WHEREAS, Seller and Purchaser further amended the Assigned Agreement pursuant to that certain Fourth Amendment to Amended and Restated Purchase and Sale Agreement, dated as of March 7, 2016 and effective March 1, 2016 (the “Fourth Amendment”);
WHEREAS, Seller and Purchaser further amended the Assigned Agreement pursuant to that certain Fifth Amendment to Amended and Restated Purchase and Sale Agreement, dated as of March 10, 2016 (the “Fifth Amendment”);
WHEREAS, Seller and Purchaser further amended the Assigned Agreement pursuant to that certain Sixth Amendment to Amended and Restated Purchase and Sale Agreement, dated as of March 17, 2016 (the “Sixth Amendment”; the Assigned Agreement, as amended by the Fourth Amendment, Fifth Amendment and the Sixth Amendment, hereinafter referred to herein as the “Agreement”); and
WHEREAS, Seller and Purchaser now desire to further amend the Agreement as hereinafter provided.

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:
1.    Definitions.    Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Agreement.
2.    Amendments.    The Agreement is hereby amended as follows:
(a)    The definition of the “Scheduled Closing Date” in Section 1 of the Agreement is hereby deleted in its entirety and replaced with “On or before 5:00 P.M. (EST) April 8, 2016, TIME BEING OF THE ESSENCE as to Purchaser’s obligation to close on such date.”
3.    Legal Fees.    Purchaser hereby agrees to pay, at Closing, Seller’s attorney’s fees and costs in the amount equal to $165,000.00.
4.    Confirmation by Purchaser’s Lender.    To Purchaser’s knowledge, in reliance on the attached written confirmation from Purchaser’s lender attached hereto as Exhibit A (the “Confirmation”), and subject to the terms set forth therein, Cantor Commercial Real Estate Lender, L.P., shall fund the Loan in accordance with the Agreement.
5.    Ratification.    Except as modified and amended hereby, the Agreement remains in full force and effect in accordance with its terms and is hereby ratified and confirmed by Seller and Purchaser.
6.    Miscellaneous.
(a)    This Amendment supersedes any prior agreements or understandings between the parties with respect to the subject matter hereof.
(b)    To facilitate execution of this Amendment, this Amendment may be executed in multiple counterparts, each of which, when assembled to include an original, faxed or electronically mailed (in portable document format (“PDF”)) signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed agreement. All such fully executed original, faxed or PDF counterparts will collectively constitute a single agreement.
(c)    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflicts of law principles.
(d)    From and after the date hereof, the term “Agreement” shall be deemed to refer to the Agreement, as amended by this Amendment. If and to the extent that any of the provisions of this Amendment conflict or are otherwise inconsistent with any provisions of the Agreement, the provisions of this Amendment shall prevail.
(e)    This Amendment cannot be modified in any manner except by a written agreement signed by Seller and Purchaser.
[SIGNATURE PAGE FOLLOWS; NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment the date and year first above written.

SELLERS:

Witness:	FIRST STATES INVESTORS 6000A, L.P.,
/s/ Teresa Fakalata	a Delaware limited partnership
Teresa Fakalata
By: First States Investors 6000A GP, LLC,
a Delaware limited liability company

By: /s/ Jeff Waldvogel
Name: Jeff Waldvogel
Title: CFO

Witness:	FIRST STATES INVESTORS 6000B, L.P.,
/s/ Teresa Fakalata	a Delaware limited partnership
Teresa Fakalata
By: First States Investors 6000B GP, LLC,
a Delaware limited liability company

By: /s/ Jeff Waldvogel
Name: Jeff Waldvogel
Title: CFO

Witness:	FIRST STATES INVESTORS 6000C, L.P.,
/s/ Teresa Fakalata	a Delaware limited partnership
Teresa Fakalata
By: First States Investors 6000C GP, LLC,
a Delaware limited liability company

By: /s/ Jeff Waldvogel
Name: Jeff Waldvogel
Title: CFO

Witness:	FIRST STATES INVESTORS 6000D, L.P.,
/s/ Teresa Fakalata	a Delaware limited partnership
Teresa Fakalata
By: First States Investors 6000D GP, LLC,
a Delaware limited liability company

By: /s/ Jeff Waldvogel
Name: Jeff Waldvogel
Title: CFO

PURCHASER:

Witness:	PONTUS VAULT PORTFOLIO, LLC,
/s/ Authorized Signatory	a Delaware limited partnership

By: /s/ Michael Press
/s/ Authorized Signatory	Name: Michael Press
Title: President